UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

      . Preliminary information statement

      . Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

  X . Definitive information statement

SINO PAYMENTS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

  X . No fee required.

      . Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

 1)  Title of each class of securities to which transaction applies:

 2)  Aggregate number of securities to which transaction applies:

 3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 4)  Proposed maximum aggregate value of transaction:

 5)  Total fee paid:

 6)  Fee paid previously with preliminary materials:

      . Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifies the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1)  Amount Previously Paid:

 2)  Form, Schedule or Registration Statement No.:

 3)  Filing Party:

 4)  Date Filed:

SINO PAYMENTS, INC.

7/F., DartonTower

142 WaiYip Street, Kwun Tong

Kowloon, Hong Kong

Telephone: (852) 29504288

October 18, 2016

NOTICE OF STOCKHOLDER ACTION TAKEN

PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED BELOW. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED BELOW PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

To our holders of Common Stock, $0.00001 par value per share, (“Stockholder(s)” or “you” or “your”):

Sino Payments, Inc., a Nevada corporation, (“Company,” “we,” or “our”) is providing you with the accompanying Information Statement under Regulation 14C (“Information Statement”) to inform you that our Board of Directors has approved and the holders of a majority of the outstanding shares of our Common Stock, $0.00001 par value per share, (“Common Stock”), have approved by written consent in lieu of a stockholders’ meeting the following corporate actions:

1.

Election of the following five nominees of the Company’s management to the Board of Directors for the one-year term commencing upon their election and assumption of office until the election and assumption of office by their successors at the 2017 annual meeting of Stockholders or other 2017 election of directors.  All elected directors are incumbent directors of the Company.  The elected director nominees are:

a. Kenneth Tan

d. Johan Pehrson

b. Edmund Yeung

e. Bella Tsang

c. Matthew Mecke

2.

Conduct of an advisory vote on executive compensation for certain senior officers of Company.

3.

Approval of an advisory vote on a three-year frequency of the advisory vote on executive compensation for certain senior officers of Company.

4.

Approval of an amendment to the Company’s Articles of Incorporation to change the name of the Company from “Sino Payments, Inc.” to “Value Exchange International, Inc.”

5.

Ratify continued pursuit of a proposed  acquisition of shares of the issued and outstanding capital stock of TAPServices, Inc., a Philippines company, (“TSI”). The Company and TSI have not reached agreement or entered into any legally binding agreement for, or commitment to consummate, this proposed acquisition.

Since the required majority of the outstanding shares of our voting stock have approved the above corporate actions, we are not soliciting proxies with regard to the above corporate actions.

The above corporate actions (“corporate actions”) were unanimously approved by Company’s Board of Directors at an August 2, 2016 board meeting and approved by August 15, 2016, by written consents of Stockholders representing 15,315,036 shares of Common Stock, or 51.64% of the issued and outstanding shares of Common Stock eligible to vote on these corporate actions (based on 29,656,130 shares of Common Stock being issued and outstanding as of the record date of August 2, 2016 (“record date”).

1

We are providing this Information Statement to all of the Stockholders of record as of the close of business on the record date. We encourage you to read the Information Statement.  It describes in more detail the actions taken by our Board of Directors and by Stockholders owning a majority of the outstanding shares of our Common Stock with regard to the above corporate actions.

All of the above corporate actions are effective for federal law purposes twenty (20) days after the mailing of this Information Statement to Stockholders, which mailing is anticipated to occur on or before October 31, 2016.

In order to save mailing expenses, we incorporate by reference our Form 10-K Annual Report for the fiscal year ended December 31, 2015, and as filed with the U.S. Securities and Exchange Commission or “SEC” on April 14, 2016.  This Form 10-K Annual Report as well as all other Company filings with the SEC are available at the SEC website at http://www.sec.gov.

Sincerely,

/s/ Kenneth Tan

Kenneth Tan

Chief Executive Officer

October 18, 2016

2

SINO PAYMENTS, INC.

7/F., DartonTower

142 WaiYip Street, Kwun Tong

Kowloon, Hong Kong

Telephone: (852) 29504288

INFORMATION STATEMENT UNDER REGULATION 14C

Dear Common Stock Stockholders (“Stockholder(s),” “you,” or “your”):

Why am I receiving these materials? Sino Payments, Inc., a Nevada corporation (“Company,” “we,” “our,” or “us”) is sending you this Information Statement to inform you of corporate actions approved by the Company’s Board of Directors and approved by the written consent of Stockholders owning shares of Company Common Stock, $0.00001 par value per share, (“Common Stock”) representing more than 50% of the issued and outstanding shares of the Common Stock. You do not need to take any actions in respect of these corporate actions, which consist of the corporate actions set forth on page 1 of this Information Statement.

What vote is required to approve each proposed corporate action? Each of the proposed corporate actions requires the approval of Shareholders with shares of Common Stock representing more than 50% of the issued and outstanding shares of Common Stock as of the record date of August 2, 2016 (“record date”).  Written consents representing 15,315,036 shares or 51.64% approved the five corporate actions as of August 15, 2016.  The number of issued and outstanding shares of Common Stock as of the record date was 29,656,130 shares.

What are the purposes of the proposals?

Election of Directors: Under state law and our by-laws, the Company has to annually elect directors.

Say on Pay Votes:  The vote on “Say-on-Pay” and on the frequency of a “Say-on-Pay” vote are both advisory votes that are not binding on the Company, but the vote or consent is required under Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, (“Exchange Act”).

Name Change and Trading Symbol: With respect to amending the Articles of Incorporation, the Company wants to change its corporate name to more accurately describe its primary business lines and to conform the name of the Company to a name that is similar to its operating subsidiaries’ names. The Board of Directors believes that the corporate name change will support a rebranding of the Company and create a corresponding uniform corporate name for any related marketing or public relations campaigns. The proposed new corporate name is similar to the corporate name of the Company’s operating subsidiaries, which operating subsidiaries have direct contact with Company customers. Accordingly, the Board believes that the new corporate name will better portray and convey the Company’s marketplace identity.

The amendment to the Articles of Incorporation for the name change was filed with the Secretary of State of the State of Nevada on September 9, 2016, and is attached hereto as Exhibit One.

Pursuit of TSI Stock Acquisition. The Company also wanted the Stockholders to ratify the Company continuing to seek consummation of the proposed acquisition of shares of capital stock of TAPServices, Inc., a Philippines technology company, (“TSI”) for the reasons set forth in “Corporate Action: Proposed TSI Stock Acquisition” below.

Why is there no Annual Meeting of Shareholders? The Company’s Board of Directors approved the corporate actions and the Stockholders who filed written consents have sufficient voting power to approve or reject any of or all of the proposed corporate actions.  Nevada law allows the Stockholders to approve these proposals by written consent.  As such, holding an annual meeting of shareholders, while such a meeting has certain ancillary benefits, is not necessary to approve or reject the proposed corporate actions.  A written consent avoids the cost of holding an annual meeting, which cost is significant for a small reporting company like the Company.

Who is paying for the preparation and mailing of the Information Statement? The cost of preparing and mailing the Information Statement will be borne by the Company. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the material to their principals and the Company will, upon request, reimburse them for their expenses in so doing.  The Company estimates the cost of preparing and mailing the Information Statement to be $5,500.

When do the proposed corporate actions become effective? For federal law purposes, the corporate actions are effective twenty (20) days after the mailing of this Information Statement to the Stockholders which mailing should occur on or about October 31, 2016. For state law purposes, the name change was effective with the filing of the amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada, which filing was made on September 9, 2016. The name change and related trading symbol change required the approval of the Financial Industry Regulatory Authority or “FINRA” for purposes of the public stock market for the Common Stock.  The Company filed the name change application with FINRA on September 8, 2016. FINRA granted the request for a name change and trading symbol change from "SNPY" to "VEII" on October 5, 2016.

Whom should I contact if I have additional questions? Stockholders with any questions about this Information Statement or the corporate actions may contact Matthew Mecke, Director of the Company, at the Company address and telephone number on page 1 of this Information Statement or at email: matthew@mecke.ch.

The Company’s Board of Directors believes that the corporate actions are either required by law or are in the best interests of the Company and the Stockholders.  The Company’s Board of Directors recommended approval of all of the corporate actions.

CORPORATE ACTIONS: ELECTION OF DIRECTORS

At an August 2, 2016 board meeting, the Company’s Board of Directors nominated the five incumbent directors, as listed on page 1 of the Information Statement, to stand for shareholder election to the Company’s Board of Directors and to serve from date of election to and assumption of offices until their successors are elected and assume office in fiscal year 2017.  On August 15, 2016, the Company received sufficient Stockholders’ written consents to elect those five nominees to the Company’s Board of Directors.   The profiles of the directors nominated by the Company’s Board of Directors and elected by shareholder written consent are:

Matthew Mecke. Prior to his appointment as Chairman and Chief Executive Officer of the Company, Matthew Mecke was a member of the board of directors of Sino Fibre Communications, Inc. (OTCBB: SFBE) based in China and Hong Kong starting in January 2006. Mr. Mecke also served as president, principal executive officer of Sino Fibre Communications from January 2006 to October 2007 and as chairman of board of directors from January 2006 to December 2007. From October 2003 to January 2006, Mr. Mecke was a founder, vice chairman, president, and Chief Executive Officer of Asia Payment Systems (OTCBB: APYM). From October 1998 to July 1999, Mr. Mecke was a co-founder and served as Senior Vice President, Systems and Product Development for First Ecom.com (NASD: FECC), an international e-commerce payment gateway pioneer based in Hong Kong which linked e-commerce merchants with offshore back-end transaction processing systems. From 1994 to July 1998, Mr. Mecke was an employee of First Data Corp. (formerly NYSE: FDC) in the United States and Hong Kong. Mr. Mecke was responsible for middle management of retail card system operations. In the late 1990’s, Mr. Mecke was a management executive of First Data Asia in Hong Kong, where his responsibilities included strategic planning, new business development, e-commerce applications and pricing. On August 26, 2013, Mr. Mecke resigned his position as Chief Executive Officer and President of the Company, which resignation did not involve any dispute with the Company.  He remains a Director of the Company.  Mr. Mecke is an outside, independent director. Mr. Mecke has been a director of the Company since November 11, 2008.

Kenneth Tan. Prior to his appointment as Chief Executive Officer and President of the Company, Mr. Tan was the President, Sales for Value Exchange International Limited (“VEI”), a related company of VEI CHN, and was responsible to sales for the Asia Pacific region. Before taking up the appointment in VEI, Mr. Tan was the Vice President, Sales of PCCW Solutions since 2003. He has more than 25 years of experience in the IT industries and had held key sales management positions in IBM, Oracle and EDS. He holds a Bachelor of Science degree in Electrical and Electronics Engineering from the University of Hong Kong.  Mr. Tan has been a director of the Company since August 28, 2013.

Bella Tsang. Prior to her appointment as Secretary and Director of SINO, Ms. Tsang had been working as Marketing Manager of VEI HKG since 2003 and was responsible for marketing of its solutions to various retailers in the Greater China and the Asia Pacific markets.  Ms. Tsang holds a Diploma of Marketing from the Institute of Marketing. She was responsible for organizing training to all level of professional staff in Ernst & Whinney (now Ernst & Young, an international accountancy, auditing and consulting firm) in 1987.  Ms. Tsang has been a director of the Company since August 26, 2013.

Johan Pehrson. Johan Pehrson is one of the two founders of ER-Konsult, a business consultancy firm since 1999 in Sweden. Mr. Pehrson graduated at the University of Umea (Sweden) with a degree in Business Marketing. He has performed more than 1,000 workshops to various organizations to facilitate the development of management, markets and sales. On July 7, 2014, Johan Pehrson was appointed as a member of the Company Board of Directors.  Mr. Pehrson is an outside, independent director.  Mr. Pehrson has been a director of the Company since July 7, 2014.

Edmund Yeung. For the past ten years, Mr. Yeung has been a Managing Director for Whole Glory Investments Ltd., a property investment company.  Previously, he also served as the executive director of Combined Chemicals Co., an adhesive product manufacturer, for 15 years. On June 25 2015, Edmund Yeung was appointed as a member of the Company Board of Directors.  Mr. Yeung is an outside, independent director. Mr. Yeung has been a director of the Company since June 25, 2015.

Family Relationships

There are no family relationships between any of our directors and our executive officers.

CORPORATE ACTION:  ADVISORY, NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 allows our Stockholders to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this Information Statement and other filings with the Securities and Exchange Commission or “SEC” or “Commission” and in accordance with the SEC’s rules.  Specifically, Section 14A(a)(2) of the Exchange Act requires the Company to seek (i) a non-binding advisory shareholder vote (commonly referred to as “say-on-pay” vote) on its executive compensation program as it is described below in the “Executive Compensation” section of this Information Statement and (ii) a non-binding advisory shareholder vote on whether the say-on-pay vote should occur every one, two or three years.  The Board of Directors recommended a three-year frequency to its Stockholders.

Our executive compensation is designed to attract, motivate, and retain our named executive officers, who are critical to our success. Our named executive officers are rewarded by salary for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased Stockholder value.  The named executives are Channing Au, the Chief Financial Officer, and Kenneth Tan, the Chief Executive Officer.

While cash compensation in the form of base salary is the primary component of our compensation program as of the date of this Information Statement, the Company will evaluate the adoption of a comprehensive stock option and incentive plan from time to time and will consider adoption of such a plan when the Company has reached a level of business and financial performance where appreciation in the public market price of the Common Stock based on the performance of the Company and its management is deemed to be possible.  The Company does not anticipate considering additional forms of compensation, including incentive compensation, until 2017.

Our Board of Directors reviews the compensation for our named executive officers to ensure such compensation achieves the desired goals of aligning our executive compensation structure with our Stockholders’ interests and current market practices in compensation. Stockholder approval is for our named executive officer compensation as described in the compensation section and related compensation tables below. This vote, commonly known as a “say-on-pay” proposal, gives our equity holders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Information Statement.

The Company has not created a compensation committee of the Board of Directors as of the date of this Information Statement.  The Board of Directors intends to address creation of such a committee prior to the end of 2016.

The say-on-pay vote is advisory, and therefore not binding on the Company or our Board of Directors. Our Board or Directors values the opinions of Stockholders and to the extent there is any significant vote against the approval the named executive officer compensation as disclosed in this Information Statement, they will consider our Stockholders’ concerns and the Board of Directors will evaluate whether any actions are necessary to address those concerns.

CORPORATE ACTION: ADVISORY, NON-BINDING VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

As part of our Board of Director's commitment to improved corporate governance, and as required by Section 14A(a)(2) of the Exchange Act, the Board of Directors provided Stockholders with an opportunity to provide an advisory vote to determine whether the shareholder vote on named executive officer compensation, or the "Say-on-Pay" vote, should occur every one, two or three years.

After careful consideration, the Board of Directors determined that a Say-on-Pay vote that occurs every third year is the most appropriate alternative for our company (as a small reporting company with a limited compensation program).  Therefore, our Board of Directors recommended a frequency of "every three years" on holding future Say-on-Pay votes. In reaching its recommendation, and since the compensation of the management has not significantly changed over the past few years, the Board of Directors believes that every three years Say-on-Pay vote will allow Stockholders to provide Stockholders with sufficiently meaningful input on our executive compensation philosophy, policies and programs, especially in light of the limited number of Stockholders and the limited turnover in our Stockholder base.

The options presented for Stockholders’ approval were one year, two years or three years for frequency of vote on Say-on-Pay. The three-year frequency was approved by sufficient written consents of Stockholders received as of August 15, 2016.

CORPORATE ACTION: AMEND ARTICLES OF INCORPORATION TO CHANGE CORPORATE NAME

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO

Approval.  Our Board of Directors approved a resolution at the August 2, 2016 board meeting to change our corporate name from "Sino Payments, Inc." to "Value Exchange International, Inc." Our Board of Directors believes that the new corporate name will more accurately reflect our current business activities in the area of information technology and computer software and systems development and will conform the Company name to a name that is similar to its operating subsidiaries’ corporate names (being “Value Exchange International”).  The Board of Directors believes that a common corporate name will allow more efficient and consistent promotion and marketing of the Company’s services and products and will enhance marketplace recognition of our Company and its various services and products offered by the operating subsidiaries.

Effectiveness of the Name Change and Trading Symbol.  For state law purposes, the change in our corporate name will become effective upon the filing of an Amendment to the Articles of Incorporation with the Secretary of State of Nevada (“Amendment”). The amendment was filed with the Secretary of State of the State of Nevada on September 9, 2016.  The name change also requires that we will also file a submission to Financial Industry Regulatory Authority, Inc. (“FINRA”) for the change of name and in order to receive a new stock trading symbol for our Common Stock. FINRA granted the Company request for the name change and trading symbol change for the Common Stock from "SNPY" to "VEII" on October 5, 2016. For federal law purposes, the corporate name change does not take effect until twenty (20) days after the mailing of the Information Statement, which mailing is anticipated to be made on or before October 31, 2016.

Stockholder Rights. Changing the name of our company or trading symbol for our Common Stock will not affect the rights of existing Stockholders.  The proposed name change and proposed trading symbol change will not affect the validity or transferability of currently outstanding stock certificates of the Common Stock, and Stockholders will not be requested to surrender for exchange any stock certificates they hold. Stock certificates issued after the name change is effective will show the new corporate name. Company’s stock transfer agent will charge its usual and customary fees for any Stockholder transaction requiring or requesting issuance of new stock certificates showing the new corporate name.

Exchange Act Registration. We will continue to be subject to the periodic reporting requirements of the Exchange Act.  Our Common Stock is, currently, registered pursuant to Section 12(g) of the Exchange Act and, as a result, we are subject to periodic reporting and other requirements.  The corporate name change and change in trading symbol will not affect the registration of our Common Stock or reporting requirements pursuant to the Exchange Act.

Accounting Consequences. There will be no accounting consequences to our Common Stock upon the effect of our corporate name change and trading symbol change.

No Going Private Transaction. The Board of Directors does not intend for the corporate name change or trading symbol change to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 as promulgated under the Exchange Act.

CORPORATE ACTION: PURSUIT OF PROPOSED TSI STOCK ACQUISITION

On January 8, 2015, the Company initiated efforts to reach an agreement to acquire a majority of the issued shares of the TSI capital stock for cash, in order to acquire TSI as a subsidiary and to expand Company business into the Philippines.  The Company’s operating subsidiaries provide, as a service provider, management and consulting services to TSI.  The Company believes that the provision of such services to TSI is made on an “at arm’s length,” fair market basis. As previously reported in filings with the Commission, the Company deposited US$200,000 with TSI in January 2015 as a future subscription, conditional deposit on the proposed purchase of the TSI stock and under an agreement in principle. The deposit is refundable in full to the Company if the proposed TSI Stock acquisition is not consummated.

As of the date of this Information Statement, TSI and the Company have not reached final, mutually acceptable terms and conditions for or a signed, definitive agreement for the proposed TSI Stock acquisition.  The previously reported agreement in principle is not legally binding on TSI and the Company. As such, there is no legally binding obligation to consummate the proposed TSI Stock acquisition and, although the Company intends to continue efforts to close this transaction, the proposed TSI Stock acquisition may not occur.  Besides reaching final terms for and signing a definitive, mutually acceptable agreement, the proposed TSI Stock acquisition will also require the approval of Company’s Board of Directors and TSI’s Board of Directors of any agreement for the proposed TSI Stock acquisition as well as application of the US$200,000 future subscription towards the purchase price of the TSI stock.  Company Stockholder approval of the transaction is not required under Nevada law.

The Board of Directors approved the continued effort to consummate the proposed TSI Stock acquisition at the August 2, 2016 board meeting and sought Stockholder ratification of the pursuit of the proposed TSI Stock acquisition because of: (1) the delay in seeking closure of the transaction and (2) to ascertain the Stockholders’ support for (a) Company’s intention to expand its business and Company’s geographical market reach by acquisitions like the proposed TSI Stock acquisition and (b) Stockholders’ support for the continued effort to close the proposed TSI Stock acquisition.  The delay in seeking closure of this transaction is the result of a combination of circumstances, including: changes in Company management, Company management’s attention being diverted by the need to attend to the business and financial needs of the Company and its compliance with filing requirements under the Exchange Act. There can be no assurance that the Company and TSI will reach agreement on and consummate the proposed TSI Stock acquisition.

Stockholders approved the proposed TSI Stock acquisition by written consents received by August 15, 2016 and representing 15,315,036 shares of Common Stock, or 51.64% of the issued and outstanding shares of Common Stock eligible to vote on this corporate action (based on 29,656,130 shares of Common Stock being issued and outstanding as of the record date.

The Company will not consummate the proposed TSI Stock acquisition on the basis of the aforementioned Board of Directors approval and Stockholders' written consent.  When and if the Company and TSI reach mutually acceptable terms for the proposed TSI Stock acquisition or any similar transaction, then the Company will seek Board of Directors' and Stockholders' review and approval of any such mutually acceptable terms and underlying agreement for a proposed TSI Stock acquisition or any similar transaction (such terms and underlying agreement shall be referred to as the "Proposed TSI Stock Agreement") and that review and approval will be accompanied by required disclosures and filings under the Securities Exchange Act of 1934, as amended, and related regulations and schedules.  This further board and stockholder review and approval will be a condition to closing any Proposed TSI Stock Agreement.

TSI’s business line in the Philippines is substantially the same as the Company’s business line (as performed by the Company’s operating subsidiaries), which business line is: the provision of computer hardware, software, devices, sales terminals and other equipment (collectively, the “Products”) made by third parties and mostly used in the retail or e-commerce business; and to own, lease, sell, design, install, integrate, maintain, repair, manage, or otherwise commercially exploit the Products, or otherwise provide related information technology or computer consulting services. The Company’s operating subsidiaries provide operations management and technology consulting services to TSI as a service provider.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set forth herein, no director, executive officer, as a Director of the Company, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holding or otherwise, in any matter approved by shareholder written consent, other than elections to director’s office.

POLICY FOR APPROVAL OF RELATED PERSON TRANSACTIONS

The disinterested directors of the Company’s Board of Directors are responsible for reviewing and approving all related person transactions in accordance with our written policy. Such transactions are generally reviewed before entry into the related person transaction.  If any of our specified officers or directors becomes aware of a related party transaction that has not been previously approved or ratified, such related person transaction will be promptly submitted thereafter to the disinterested directors for their review. In reviewing a transaction, the disinterested directors consider the relevant facts and circumstances, including the benefits to us, any impact on director independence and whether the terms are consistent with a transaction available on an arms-length basis. Only those related person transactions that are determined to be in (or not inconsistent with) our best interests are permitted to be approved. No member of the Board of Directors may participate in any review of a transaction in which the director or any of his or her family members is the related person. The Board of Directors do not believe that any of the corporate actions require related person transaction review and approval.

CODE OF ETHICS

We have adopted a written code of ethics that applies to all of our officers, directors and employees, including our principal executive officer and principal financial officer, or persons performing similar functions, a copy of which is attached as Exhibit 14 to the Quarterly Report on Form 10-Q as filed with the SEC on July 20, 2009.

NO DISSENTERS’ RIGHTS

Nevada law and the Company’s Articles of Incorporation and Bylaws do not provide for dissenter’s rights in connection with any of the corporate actions described in this Information Statement.

COMMON STOCK AND VOTING RIGHTS

Each share of the Company’s Common Stock entitles its holder to one vote on each matter submitted to the Stockholders.  However, because Stockholders with more than 50% of the voting power have consented to the corporate actions by written consents in lieu of a special meeting in accordance with Section 78.320 of the Nevada Revised Statutes, no other Stockholder vote or consent will be solicited in connection with corporate actions.  The Company has no other class of capital stock issued.

VOTING RIGHTS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The table below sets forth, as of Record Date, certain information with respect to the Common Stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group.

OWNERSHIP OF OFFICERS, DIRECTORS AND

PRINCIPAL SHAREHOLDERS

as of October 18, 2016

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date (i) by each of our directors; (ii) by each of our named executive officers; (iii) by all of our executive officers and directors as a group; and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of the Record Date and October 18, 2016, there were 29,656,130 shares of our Common Stock outstanding:

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1) (#)	Percent of Class (2) (%)
Matthew Mecke (3) Unit T25, GF Bangkok Bank Building 18 Bonham Strand West Sheung Wan, Hong Kong	Common	-	-
Kenneth Tan (4) Block A1 35h Fl The Beverly Hills 6 Broadwood Hong Kong	Common	3,063,725	10.33%
Bella Tsang (5) 7/F., Darton Tower 142 Wai Yip St Kwun Tong, Kowloon Hong Kong	Common	7,405,461	24.97%
Johan Pehrson (6) 3 Westerbergs Gata Halmstad, Sweden 30226	Common	202,101	0.68%
Edmund Yeung (7) Flat C, 7/F Phase I Kingsford Ind. Bldg 26-32 Kwai Hei St Kwai Chun, N.T. Hong Kong	Common	2,024,400	6.83%
Channing Au (8) 7/F., Darton Tower 142 Wai Yip St Kwun Tong, Kowloon Hong Kong	Common	-	-
All Officers and Directors as a Group	Common	12,695,687	42.81%

FOOTNOTES:

(1)

The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)

Based on 29,656,130 issued and outstanding shares of Common Stock as of October 18, 2016.

(3)

Matthew Mecke is a Director of the Company. His beneficial ownership includes 0 shares of Common Stock as of October 18, 2016.

(4)

Kenneth Tan is the Company’s Chief Executive Officer, President and a Director. His beneficial ownership includes 3,063,725 shares of Common Stock as of October 18, 2016.

(5)

Bella Tsang is the Company's Secretary, and a Director of the Company.  Her beneficial ownership includes 7,405,461 shares of Common Stock as of October 18, 2016.

(6)

Johan Pehrson is a Director of the Company appointed on July 7, 2014.  His beneficial ownership includes 202,101 shares of Common Stock as of October 18, 2016.

(7)

Edmund Yeung is a Director of the Company appointed on June 25, 2015.  His beneficial ownership includes 2,024,400 shares of Common Stock as of October 18, 2016.

(8)

Channing Au is the Company’s Chief Financial Officer and Treasurer appointed on November 5, 2015.  His beneficial ownership includes 0 shares of Common Stock as of October 18, 2016.

CHANGE OF CONTROL

We do not currently have any arrangements which if consummated may result in a change of control of our Company.

EXECUTIVE COMPENSATION

Set forth below is the approved compensation of each officer for fiscal years 2014 and 2015 and 2016 to date.  Each of the officers served as a director of the Company in fiscal year 2015, but they were not compensated for director services.

Name and Principal Position	Fiscal Year Ended 12/31(5)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kenneth Tan (1)	2016	6,410	-0-	-0-	-0-	-0-	-0-	-0-	6,410
	2015	62,820	-0-	-0-	-0-	-0-	-0-	-0-	62,820
	2014	150,000	-0-	-0-	-0-	-0-	-0-	-0-	150,000

Alex Chan (2)	2016	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2015	39,827	-0-	-0-	-0-	-0-	-0-	-0-	39,827
	2014	61,090	-0-	-0-	-0-	-0-	-0-	-0-	61,090

Bella Tsang (3)	2016	30,769	-0-	-0-	-0-	-0-	-0-	-0-	30,769
	2015	26,923	-0-	-0-	-0-	-0-	-0-	-0-	26,923
	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Channing Au (4)	2016	43,590	-0-	-0-	-0-	-0-	-0-	-0-	43,590
	2015	28,873	-0-	-0-	-0-	-0-	-0-	-0-	28,873
	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Footnotes:

(1)

Mr. Kenneth Tan was appointed as Chief Executive Officer and a Director of the Company as of August 26, 2013.

(2)

Mr. Alex Chan was appointed as Chief Financial Officer and a Director of the Company as of August 26, 2013; and On June 25, 2015, Alex Chan resigned as Chief Financial Officer, Treasurer of the Company, and a member of the SINO’s Board of Directors.

(3)

Ms. Bella Tsang was appointed as Secretary and Director of the Company as of August 26, 2013, and was appointed as Treasurer and principal financial officer of the Company as of June 25, 2015; and on October 29, 2015, she resigned as a Treasurer and principal financial officer of the Company.

(4)

Channing Au was appointed as Chief Financial Officer and Treasurer of the Company as of November 5, 2015.

(5)

The compensation shown for 2016 reports compensation paid as of the date of this Information Statement.

There are no other compensatory plans or arrangements in use except as disclosed, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

There are no outstanding stock options or similar incentive stock based compensation issued to any officers or directors as of the date of this Information Statement.

EMPLOYMENT AGREEMENTS

We do not have employment agreements with our senior officers.

DIRECTOR COMPENSATION

Directors do not receive compensation for services as directors.  Members of the Audit Committee do not receive compensation for services on that committee. There are no written service agreements with any directors.

INDEPENDENT DIRECTORS

Our Board has determined that the Mr. Matthew Mecke, Mr. Johan Pehrson and Mr. Edmund Yeung qualify as “independent directors” of the Board of Directors within the meaning of applicable NASDAQ Marketplace Rules and Section 301 of the Sarbanes-Oxley Act of 2002. Mr. Mecke serves as Chairman of the Audit Committee of the Board of Directors.

DIRECTOR EXPERIENCE

Our Board of Directors believes that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s shareholders. When evaluating candidates for election to the Board of Directors, the Board of Directors has sought candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. The Company believes that its officers and directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what the Company believes are highly relevant positions.

COMMITTEES OF THE BOARD AND RELATED MATTERS

Our business, property and affairs are managed by or under the direction of the Board of Directors. Members of the board are kept informed of our business through discussion with the chief executive and financial officers and other officers, by reviewing materials provided to them and by participating at meetings of the board and its committees.  Until October 2015, we did not have an audit committee.  The Audit Committee has not adopted a charter as of the date of this Information Statement. We have not created a board compensation committee or nominations and governance committee. We anticipate that the Board of Directors will authorize the creation of such committees, in compliance with established corporate governance requirements in 2016 or early 2017.

REPORT OF AUDIT COMMITTEE

The Audit Committee reviewed and discussed the audited financial statements with management, and discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended. The Audit Committee received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Signed by Matthew Mecke, Johan Pehrson and Edmund Yeung

BOARD OF DIRECTORS MEETINGS

The Board of Directors held four meetings to date in 2016 and at least 75% of all directors attended these four meetings. The Audit Committee met in April 2016 to discuss required matters for the Form 10-K Annual Report for the fiscal year ended December 15, 2016 and took action by consent with respect to that annual report.  Our directors are expected to attend board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. We encourage our directors to attend annual shareholder meetings, but we do not have a formal policy requiring them to do so.

COMMUNICATIONS WITH THE BOARD

While the Board of Directors does not have a formal process for shareholders to send communications to the Board of Directors, each member of the Board of Directors is receptive to receiving communications from our shareholders. Shareholders may send communications to the attention of any Director at our office address on page 1 of this Information Statement.

LEGAL PROCEEDINGS

To our knowledge, during the last ten years, none of the directors elected by written consent: (1) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses; (3) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or (5) been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Reporting Compliance

With respect to 2016 transactions in the Common Stock, and as of the date of this Information Statement, our directors and officers who were subject to Section 16(a) met all applicable filing requirements.

Section 16(a) compliance for fiscal year 2015 was reported in Part III of the Form 10-K Annual Report of the Company. The Form 3 and Form 4 filings for the not timely reported transactions in the Common Stock described in Part III of the Form 10-K Annual Report of the Company.

As previously reported and based on information provided to us by our directors, officers and beneficial owners of more than 10% of the issued and outstanding shares of Common Stock, the following transactions were not timely reported under Section 16(a) in 2015 or 2014:  (1) Director and Treasurer Bella Tsang Po Yee filed two Form 4’s with the Commission on October 6, 2016 to report: (a) 870,540 shares disposed on July 15, 2014; (b) 2,950,000 shares disposed on November 14, 2014; (c) 127,618 shares acquired on December 30, 2014; (d) 1,672,558 shares disposed January 16, 2015; (e) 500,000 shares disposed on May 18, 2015; (f) 497,369 shares acquired on May 18, 2015; (g) 500,000 shares acquired October 8, 2015; and (h) 1,424,500 shares were acquired on April 29, 2013; and (aa) filed initial Form 3 with the Commission on October 6, 2016 for August 2013 board appointment. (2) Director Tan Seng Wee filed a Form 4 with the Commission on October 6, 2016 to report 1,639,225 shares acquired on January 16, 2015 and filed initial Form 3 with the Commission on October 6, 2016 for August 2013 board appointment; (3) Director Edmund Yeung Chun Wing filed a Form 3 with the Commission on October 6, 2016 for June 2015 board appointment; (4) Director Matthew Mecke filed a Form 4 on January 23, 2015 for a sale of shares on December 14, 2014; and (5) Director John Pehrson filed a Form 4 on February 17, 2015 for an acquisition of shares on January 12, 2015.

In making these statements, we have relied upon examination of the copies of all Section 16(a) forms provided to us and the written representations of our executive officers, directors and beneficial owners of more than 10% of a registered class of our equity securities.

LIMITATION OF DIRECTOR LIABILITY

Section 78.138 of the Nevada Revised Statutes or “NRS” provides that a director or officer will not be individually liable unless it is proven that (i) the director's or officer's acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of the Company will be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of NRS.

Company Bylaws implement the indemnification and insurance provisions permitted by Chapter 78 of the NRS by providing that the Company shall indemnify its directors to the fullest extent permitted by the NRS and may, if and to the extent authorized by the board of directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.

Insofar as indemnification by us for liabilities arising under the Securities Act of 1933, as amended, (“Securities Act”) may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Other than as disclosed herein, there is no pending litigation or proceeding involving any of our directors or executive officers to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties.  All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “hopes,” “estimates,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions.  Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements.  Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained or incorporated by reference in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, as amended.  These statements typically include declarations regarding our plans, intentions, beliefs or current expectations.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement.  The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated.  These uncertainties and other risk factors include, but are not limited to: changing economic and political conditions in Hong Kong and China; the ability to integrate effectively acquired companies; the loss of current customers or the inability to obtain new customers;  war or other acts of political unrest; changes in governmental spending and budgetary policies; governmental laws and regulations surrounding various matters, such as contract pricing and international trading restrictions;  customer product and service acceptance; and access to adequate, affordable and timely funding.

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations.  New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement.  The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

ADDITIONAL INFORMATION ABOUT THE COMPANY

SEC Reports and Additional Information about the Company. Company is subject to the informational and reporting requirements of the Exchange Act and, in accordance with this law, files annual, quarterly and current reports, proxy statements and other information with the SEC. One can read and copy the Company’s SEC filings, including its financial statements, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site known as “EDGAR” and that contains our SEC reports, proxy and information statements, and other information at www.sec.gov.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 is incorporated by reference herein.  The Form 10-K is available at www.sec.gov.

Any recipient of this Information Statement should rely only on information contained in or incorporated by reference in this information. No persons have been authorized to give any information or to make any representations other than those contained in this Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we receive contrary instructions from any Stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. The Company will promptly deliver a separate copy of this document at no charge to you if you call or write to it at the following address or phone number: Channing Au, Chief Financial Officer, Sino Payments, Inc., 7/F, Darton Towner, 142 WaiYip Street, Kwun Tong, Kowloon, Hong Kong, Telephone: +852 29504288.

If you want to receive separate copies of our proxy statements, information statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

By Order of the Board of Directors,

By: /s/ Kenneth Tan

Kenneth Tan, Chief Executive Officer and President

October 18, 2016

Exhibits

Exhibit One:  Approved Amendment to Articles of Incorporation

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.390 - After Issuance of Stock)

1.

Name of the Corporation:

Sino Payments, Inc.

2.

The articles have been amended as follows: (provide article numbers, if available)

Article I is amended in its entirely to read as follows:

The name of the corporation is Value Exchange International, Inc.

3.

The vole by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation' have voted in favor of the amendment is: 15,315,036 shares or 51.64%

4.

Effective date and time of filing: (optional) Date: ___ Time: ____

5.

Signature: (required)

Signature of Officer

IN WITNESS WHEREOF, I have executed this Certificate of Amendment as of this 8th day of September, 2016.

By: /s/ Kenneth Tan

Kenneth Tan, Chief Executive Officer